UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Dr.

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 10, 2010, Sean Whelan resigned as Chief Financial Officer of InfuSystem Holdings, Inc. (the “Company”) effective December 15, 2010.

(c) On December 10, 2010, the Board of Directors of the Company appointed James M. Froisland to the position of Interim Chief Financial Officer of the Company.

Mr. Froisland, age 59, most recently served as Senior Vice President, Chief Financial Officer, Chief Information Officer and Corporate Secretary for Material Sciences Corporation, a leading provider of material-based solutions for acoustical and coated metal applications, from June 2006 to March 2010. Prior to this role, he served from 2002 until 2006 as Senior Vice President, Chief Financial Officer and Chief Information Officer of Intelistaf Healthcare, Inc., a private provider of healthcare staffing services. Mr. Froisland started his career with the public accounting firm, KPMG LLP, and is a Certified Public Accountant with over 30 years of financial and accounting experience. He previously held executive and senior financial, accounting and information technology positions with a number of companies, including Burns International Service Corporation, Anixter International Inc., Allsteel Inc., Budget Rent A Car Corporation and The Pillsbury Company. Mr. Froisland holds a Masters in Business Administration from the University of Minnesota.

Mr. Froisland is a director of Westell Technologies Inc., a provider of telecommunications network transmission products.

During the term of his employment, Mr. Froisland will be paid $30,000 per month and be entitled to receive customary employee benefits available to all full-time employees of the Company. The Company will also reimburse Mr. Froisland for travel and living expenses relating to his temporary relocation to the vicinity of the Company’s principal offices in Madison Heights, Michigan.

A copy of the press release announcing Mr. Froisland’s appointment as Interim Chief Financial Officer is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release issued by InfuSystem Holdings, Inc. dated December 10, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ SEAN MCDEVITT
Name:	Sean McDevitt
Title:	Chairman and Chief Executive Officer

Dated: December 16, 2010

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release issued by InfuSystem Holdings, Inc. dated December 10, 2010